SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                    ----------------------------------------

                                 Date of Report

                                November 2, 2000

                                   FVNB CORP.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939


                Texas                                        74-2871063
(State or other jurisdiction of incorporation             (I.R.S. Employer
          or organization)                               Identification No.)

                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                                 (361) 573-6321
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5.       OTHER EVENTS


The news release of FVNB Corp. dated October 26, 2000, attached and filed herewith as Exhibit 99, is incorporated herein by reference. The release announced that on October 25, 2000, the Board of Directors of FVNB Corp. declared a regular cash dividend of $.35 per share for shareholders of record on November 3, 2000, payable on November 17, 2000. The release also includes unaudited financial information related to the third quarter of 2000.

In addition, the FVNB Corp. Board of Directors designated Dana K. Fowler as the Secretary and Principal Accounting Officer of the Company as of October 25, 2000.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

           c. Exhibits

              The following exhibit is filed as part of this report:

              (99)News release of FVNB Corp. dated October 26, 2000.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FVNB CORP.
                                    (Registrant)


                                    By: /s/ DAVID M. GADDIS
                                          ------------------------------------
                                            David M. Gaddis, President & CEO


Date:  November 2, 2000

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                                INDEX TO EXHIBIT


EXHIBIT NO.       DESCRIPTION                                              PAGE
-----------       -----------                                              ----
   99             News release of FVNB Corp.                                5-7
                  dated October 26, 2000

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